Exhibit 10.13

Amendment II to the

TERM STORAGE CONTRACT

1.	Amendment number

No:	Amendment II to Contract number 2010-01-Sublease with ChinaOil
Dated:	29-05-2012

2.	Company

Antwerp Terminal and Processing Company

Beliweg 20

Port Nr 279

2030 -Antwerp, Belgium

3.	Principal

Vitol SA.

Boulevard Du Pont D’Arve 28

P.O. Box 384

1211 GENEVA

Switzerland

4.	Background

a.	The Company and Principal are parties to a Term Storage Contract dated 17-09-2010 bearing Contract number 2010-01 (as amended pursuant to Amendment Agreement dated 26 March 2012 related to applicable rates in 2012 (seen as Amendment I)) pursuant to which the Company is required to provide the Principal storage services for Products at the Terminal.

b.	The Company and Principal have agreed to sublease Contractual capacity, as stated in article Clause 7 of the Term Storage Contract, to ChinaOil. The Terms and Conditions have been mutually agreed within e-mail correspondence between the Company and Principal and resulted in the Term Storage Contract no. 2011-09-05 between the Company and ChinaOil.

c.	For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Principal now wish to amend the Term Storage Contract no. 2010-01 in accordance with this Amendment II.

5.	Amendment II

With effect from the date of this Amendment II, the Company and Principal agree to the amendments set out in this Clause 5:

Appendix 3

The following Contractual Capacity and allocated tanks under Clause 7 of the Term Storage Contract are subleased to ChinaOil in the Term Storage Contract no. 2011-09-05 from 01-12-2011 till 01-11-2012.

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	1

Tank	Contractual Shell Capacity (m3)	Nett capacity (m3)	Suitable for product
287	10.023	9.621	Flashpoint > 55°c
288	9.773	9.382	Flashpoint > 55°c
289	9.628	9.243	Flashpoint > 55°c
290	8.482	8.143	Flashpoint > 55°c
291	8.518	8.103	Flashpoint > 55°c
292	8.463	8.108	Flashpoint > 55°c
293	9.764	9.373	Flashpoint > 55°c
301	15.395	14.788	Flashpoint > 55°c
302	15.919	15.282	Flashpoint > 55°c
303	15.392	14.776	Flashpoint > 55°c
Total	111.358	106.819

From 01 -11 -2012 till termination of the Term Storage Contract no. 2011-09-05 the following Contractual Capacity and allocated tanks under Clause 7 of the Term Storage Contract will be subleased to ChinaOil in the Term Storage Contract no. 2011-09-05.

Tank	Contractual Shell Capacity (m3)	Nett capacity (m3)	Suitable for product
287	10.023	9.621	Flashpoint > 55°c
291	8.518	8.103	Flashpoint > 55°c
292	8.463	8.108	Flashpoint > 55°c
293	9.764	9.373	Flashpoint > 55°c
301	15.395	14.788	Flashpoint > 55°c
302	15.919	15.282	Flashpoint > 55°c
303	15.392	14.776	Flashpoint > 55°c
	83.473	80.051

From 01-11-2012 the following tanks will be added to the Contractual Capacity under Clause 7 in the Term Storage Contract no. 2010-01.

Tank	Contractual Shell Capacity (m3)	Nett capacity (m3)
TK 703	8,020	7,699
TK 704	7,694	7,386
TK 707	12,385	11,890

6.	Save to the extent amended by this Amendment II, all terms and conditions of the Term Storage Contract remain in full force and effect. This Amendment II may be executed in counterparts. Clauses 22 and 23 of the Storage Contract shall apply mutatis mutandis to this Amendment II as if references therein to the “Contract” were to this Amendment II. All capitalized terms herein shall bear the same meanings as the Term Storage Contract unless otherwise stated.

- End of Amendment II -

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	2

IN WITNESS WHEREOF the Principal and the Company have caused this Amendment II to be executed by their duly authorized representatives, as of the date first above written.

Antwerp Terminal and Processing Company	Vitol S.A.

Authorised Signatory Name: Designation: Date:	Authorised Signatory Name: Designation: Date:

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	3